Exhibit 10.18

AMENDED AND RESTATED SECURITY AGREEMENT

     THIS AMENDED AND RESTATED SECURITY AGREEMENT ("Agreement") is made as of September 2, 2003 between NatureWell, Incorporated, a Delaware corporation ("Debtor"), and James R. Arabia, an individual ("Secured Party"), who agree as follows:

     1.   Recitals.  This Agreement is entered into in contemplation of the following facts and circumstances:

          a.   Secured Party is owed monies by Debtor for (i) cash advances, (ii) unreimbursed business expenses, and (iii) accrued and unpaid compensation and benefits due to Secured Party pursuant to the terms of Secured Party's employment as the Chief Executive Officer of Debtor and/or as consultant to the Debtor, a portion of which is evidenced by a senior note for $382,500 (the "Senior Note"), all of which amounts are secured by that certain security agreement between Debtor and Secured Party dated January 28, 2002, a copy of which is attached hereto as Exhibit A, as well as that certain security agreement between Debtor and Secured Party dated October 5, 2002, a copy of which is attached hereto as Exhibit B (together the "Amended and Restated Security Agreements").

          b.   Debtor has previously agreed and hereby reaffirms its agreement to secure the payment and performance of all debts and obligations, however incurred, payable by Debtor to Secured Party by hereby reaffirming the existing grant and assignment to Secured Party of a senior security interest in the Collateral (as defined below).

          c.   This Agreement amends and restates the Amended and Restated Security Agreements.

     2.   Grant of Senior Security Interest / Seniority.  As security for Debtor's payment and performance of each and all of its debts, obligations and liabilities to Secured Party now existing or hereafter created, incurred, assumed or guaranteed Debtor did previously grant and assign to Secured Party a senior security interest in all of Debtor's right, title, and interest in and to the assets more particularly described on Schedule 1 attached hereto and incorporated herein by this reference (collectively, the "Collateral") and Debtor hereby reaffirms such grant and assignment. Such senior security interest shall be senior in all respects to subordinate security interests in the Collateral whether now in existence or hereafter granted pursuant to the terms of that certain Intercreditor, Subordination and Standby Agreement dated of even date herewith, and attached hereto as Exhibit C (the "Intercreditor Agreement"), by and between the Debtor and Secured Party. Debtor hereby represents that it permitted Secured Party to file a UCC Financing Statement with the Delaware Division of Corporations in favor of Secured Party on July 16, 2002 to reflect the senior security interest previously granted to Secured Party and such UCC Financing Statement shall remain in full force and effect to reflect the reaffirmation herein of such previous grant and assignment.

     3.   Existing and Future Security Interests.  The Debtor may from time to time grant additional senior security interests in the Collateral to holders of Senior Debt and additional subordinated security interests in the Collateral to holders of Subordinated Debt (the terms "Senior Debt" and "Subordinated Debt" shall have the meanings ascribed to such terms in the Intercreditor Agreement). The future issuance or incurrence of Senior or Subordinated Debt and the granting of senior or subordinated security interests in the Collateral in connection therewith shall be done in accordance with the provisions of the Intercreditor Agreement. Notwithstanding the priority of any Uniform Commercial Code UCC Financing Statements filed with the Delaware Division of Corporations, or other appropriate governmental authority, in the event of default and disposition of the Collateral, the Secured Party shall share pari passu in the Collateral or any proceeds of the Collateral together with any other holders (as a class) of Senior Debt.

     4.   Secured Party's Senior Security Interest Unchanged. This Agreement serves, among other things, to; (i) reaffirm the existing grant and assignment to Secured Party of a senior security interest in the Collateral made pursuant to the Amended and Restated Security Agreements and is not intended to create, grant or assign a security interest in any of Debtor's assets other than the Collateral named therein, and (ii) secure obligations by Debtor to Secured Party, which are already secured by the Amended and Restated Security Agreements, and is not intended to secure obligations not contemplated therein. Debtor agrees that the senior security interest granted and assigned by Debtor to Secured Party pursuant to the Amended and Restated Security Agreements remains in force and effect by the reaffirmation herein of such grant and assignment. Debtor further agrees that such senior security interest secures Debtor's payment and performance of each and all of its debts, obligations and liabilities to Secured Party, which senior security interest was, is and shall continue to be perfected by the filing of the UCC-1 by Secured Party with Debtor's consent on July 16, 2002.

     5.   Representations, Warranties, and Covenants.  Debtor represents, warrants, and covenants to Secured Party as follows:

          a.   Debtor owns the Collateral and has the requisite right, power, and authority to encumber, assign, and deliver the Collateral to Secured Party or its designated agent, as required by the terms and provisions of this Agreement.

          b.   No consent or approval (other than any which may be incidental to any filing with a filing officer to perfect the security interests in the Collateral) of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity of the rights created hereunder, or (ii) required prior to the assignment, transfer, and delivery of any of the Collateral to Secured Party (or any agent designated by Secured Party).

          c.   No material dispute, right to setoff, counterclaim, or defense exists with respect to all or any part of the Collateral.

          d.   This Agreement constitutes the legal, valid, and binding obligation of Debtor, enforceable against Debtor and the Collateral in accordance with its provisions (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency, or other similar laws affecting creditors' rights generally).

          e.   Debtor keeps and shall continue to keep all of its books and records concerning the Collateral and all of its other books and records at the address listed below, unless written notice to the contrary is given by the Debtor to Secured Party.

     6.   Delivery and Perfection.  The UCC-1 filed on July 16, 2002 with the Delaware Division of Corporations by Secured Party with Debtor's consent, a copy of which is attached hereto as Exhibit D, shall remain in full force and effect. In addition, Debtor shall execute such further documents and instruments, and do such further acts as Secured Party may reasonably request from time to time in order to protect and perfect its security interest in the Collateral.

     7.   Disposition of Collateral.   Debtor covenants that any exchange, sale, transfer or disposition of the Collateral (except in the ordinary course of business) or any rights therein, whether by cancellation, reissuance, or otherwise; shall only be done in accordance with the Intercreditor Agreement.

     8.     The Intercreditor Agreement.  Notwithstanding anything contained herein to the contrary, if any terms of this Agreement or any other agreement or document executed in conjunction herewith conflicts with any provision contained in the Intercreditor Agreement the Intercreditor Agreement shall prevail and all disputes, conflicts and interpretations shall be resolved in favor of the Intercreditor Agreement.

     9.   Filing of Government Reports.   Debtor shall prepare and file all schedules, reports, returns, and/or other data required by local, state, or federal authorities with respect to taxes or other charges against the Collateral, and pay, when due, all taxes and claims arising in connection with the Collateral.

     10.  Records and Reports.  Debtor shall allow Secured Party, and its officers, agents, attorneys and accountants, to examine and copy any and all of the Debtor's books, records, or other documents relating to the Collateral at any time after reasonable notice during Debtor's business hours.

     11.  Default.  The following shall constitute a default by Debtor hereunder:

          a.   The occurrence of any default under any Senior Debt; or

          b.   The failure of Debtor to punctually perform and otherwise fulfill or comply with any of its covenants, duties, obligations, and responsibilities under this Agreement, the Senior Note, or under any other agreement, obligation, or undertaking between Debtor and Secured Party.

     12.  Rights and Remedies.  Upon default by Debtor, Secured Party shall immediately notify Debtor in writing, which writing shall specify in detail the nature of such default, and shall state that Debtor has failed to cure such default within five (5) days after written notice. On the occurrence of any default hereunder, and subject to the provisions contained in the Intercreditor Agreement, Secured Party shall be entitled to all rights and remedies provided for under law. Such rights of Secured Party shall be cumulative, and the exercise of any right by Secured Party shall not affect or impair other rights which Secured Party may have under this Agreement or at law. In accordance with the foregoing, Secured Party shall be entitled to:

          a.   Take or keep possession of the Collateral and protect the same;

          b.   If Secured Party is not then in possession of the Collateral, to require Debtor or any other person in possession of the Collateral to assemble it and make it available to Secured Party at a reasonably convenient place, to be designated by Secured Party;

          c.   Retain the Collateral in full satisfaction of Debtor's obligations or dispose of the Collateral by public or private sale and apply the proceeds in total or partial satisfaction of Debtor's obligations to Secured Party and for Secured Party's costs (including, without limitation, reasonable attorneys' fees and costs) incurred in proceeding under this paragraph.

          d.   Declare any or all amounts owing to Secured Party under the Senior Note, this Agreement, or otherwise to be immediately due and payable;

          e.   Reduce any claim against Debtor to judgment and enforce any such judgment against Debtor;

          f.   Take such steps as it may deem reasonably appropriate to foreclose upon or otherwise enforce the security interest(s) and lien of this Agreement to secure payment and performance of the Debtor's obligations under the Senior Note, this Agreement or other obligations to Secured Party which are secured by the Collateral; and

          g.   Exercise any and all other rights and remedies available at law or equity or otherwise to Secured Party under this Agreement.

     13.  Full Payment.  Upon payment in full by Debtor to Secured Party of all amounts due and payable under the Senior Note, this Agreement or other obligations secured by the Collateral Secured Party shall have no further right or interest in or to the Collateral.

     14.  Miscellaneous.

          a.   Remedies.  Each of the parties to this Agreement shall be entitled to specifically enforce its rights under this Agreement subject to the provisions contained in the Intercreditor Agreement, recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that the assets and other matters that are the subject of this Agreement are unique and that money damages will not be an adequate remedy for any breach of certain of the provisions of this Agreement relating to the assets and other matters and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          b.   Amendments and Waivers.  No change in, amendment to, waiver, or termination of this Agreement, or any part hereof, shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

          c.   Governing Law and Venue.  This Security Agreement is and shall be governed by and construed and enforced in accordance with the laws of the State of California without application of conflict of laws principles. Sole and proper venue and jurisdiction for any dispute arising out of or relating to this Agreement shall be San Diego County Superior Court in San Diego, California.

          d.   Headings.  Paragraph headings have been inserted in this Agreement as a matter of convenience only; such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

          e.   Severability.  Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, such provision(s) shall (i) be modified to the minimum extent necessary to render it valid and enforceable, or (ii) if it cannot be so modified, be deemed not to be a part of this Agreement and shall not affect the validity or enforceability of the remaining provisions.

          f.   Time of the Essence.  Time is hereby expressly made of the essence with respect to the performance and/or satisfaction of each of the provisions and conditions of this Agreement.

          g.   Gender and Number.  Wherever the context so requires, all words used in the singular shall be construed to include the plural, and vice versa, and words of any gender shall include any other gender.

          h.   Notices.  No notice, request, demand, instruction, or other documents to be given hereunder to any party shall be effective for any purpose unless personally delivered to the person at the appropriate address set forth below (in which event, such notice shall be deemed effective only upon such delivery) or when delivered by mail, sent by registered or certified mail, return receipt requested, as follows:

     If to Debtor:            7855 Ivanhoe Avenue, Ste. 322
                              La Jolla, California 92037
                              Attn: Robert T. Malasek

     If to Secured Party:      -------------------------------------

Notice given by mail shall be deemed to have been given 48 hours after the deposit in any United States post office box in the state to which the notice is addressed, or 96 hours after deposit of same in any such post office box other than in the state to which the notice is addressed, postage prepaid, addressed as set forth above. Notice shall not be deemed given unless and until, under the preceding sentence, notice shall be deemed given to all addressees to whom notice must be sent. The addresses and addressees for the purpose of this paragraph may be changed by giving written notice of such change in the manner herein provided for giving notice.

          i.   Successors and Assigns.  Except as otherwise expressly provided, this Agreement, and each of its provisions, covenants, and conditions, shall apply to, bind, and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, transferees, successors-in-interest, and assigns.

          j.   Further Assurances.  Each party shall perform or cause to be performed any further acts and execute and deliver any documents that may be reasonably necessary or advisable to carry out the provisions of this Agreement.

          k.   Counterparts.  This Agreement may be executed in one or more counterparts, all of which together shall constitute one original document.

     IN WITNESS WHEREOF, the parties have entered into this Amended and Restated Security Agreement as of the date first written above.

DEBTOR:	SECURED PARTY:
NatureWell, Incorporated, a Delaware corporation	James R. Arabia, an individual

By: __________________________ Donald Brucker, Sr. VP and Assistant Secretary	By: ___________________________ James R. Arabia

By: __________________________ Robert T. Malasek, CFO

Exhibit A

Security Agreement dated January 28, 2002 between NatureWell, Incorporated ("Debtor") and James R. Arabia ("Secured Party").

SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement ") is made as of January 28, 2002 between NatureWell, Incorporated, a Delaware corporation ("Debtor"), and James R. Arabia, an individual ("Secured Party") who agree as follows:

     1.     Recitals. This Agreement is entered into in contemplation of the following facts and circumstances:

          a.   Secured Party has provided and will likely continue to provide financial support ("Financial Support") to Debtor.

          b.    Financial Support is defined as; (i) cash advances made to Debtor by Secured Party, (ii) business expenses advanced by Secured Party on behalf of Debtor for which Secured Party has not received reimbursement, and (iii) accrued and unpaid compensation and benefits due to Secured Party pursuant to the terms of Secured Party's employment with Debtor as the Chief Executive Officer of Debtor and/or as consultant to Debtor.

          c.    As a material inducement to Secured Party agreeing to provide previous Financial Support, Debtor's Board of Directors agreed to grant Secured Party a first priority security interest in all of Debtor's assets as Collateral for any such Financial Support prior to Secured Party providing such Financial Support and that without such agreement from the Board of Directors, Secured Party would not have provided such Financial Support to Debtor.

          d.    Secured Party desires to continue to provide Financial Support to Debtor (Secured Party is not obligated to provide additional Financial Support) and Debtor desires to continue to receive Financial Support from Secured Party until Debtor secures adequate working capital to execute its business plan and operations without additional Financial Support from Secured Party.

          e.   As a material inducement to Secured Party to provide additional Financial Support, Debtor agrees to grant Secured Party a first priority security interest in all of debtor's assets as Collateral for such Financial Support.

          f.   As a material inducement to Secured Party having provided and continuing to provide Financial Support, the parties agreed and agree that such support was not and is not an equity investment being made into Debtor.

          g.   As a material inducement to Secured Party having provided and continuing to provide Financial Support, Debtor agreed and agrees that it shall not be permitted to issue equity to Secured Party as either full or partial repayment of Financial Support without the prior approval and agreement of Secured Party, which approval shall be in Secured Party's sole and absolute discretion.

          h.   Financial Support has been and will likely continue to be advanced on short notice by Secured Party as the exigencies of Debtor may from time to time warrant, and that as such, the issuance and/or execution of various instruments (notes, stock, preferred stock, etc.) to evidence and describe the specific and definitive terms of repayment for all or a portion of such Financial Support (collectively referred to herein as "Instrument(s)") shall likely be entered into after Financial Support has been provided by Secured Party.

          i.   As a material inducement to Secured party having provided and continuing to provide Financial Support, Debtor agreed and hereby agrees that (i) Secured Party and Debtor's Board of Directors shall negotiate the terms of any Instrument, which shall be good faith, arms length negotiations that are not unreasonably delayed, (ii) in the case of the inability to reach agreed upon terms of any such Instruments Secured Party may make a demand for the repayment of all or any portion of Financial Support, for which there has not been an Instrument issued, to be amortized in equal installments, along with interest of 10%, over a period of not less than thirty-six months, (iii) any Instrument(s) may be secured by the same assets described in this Agreement and such assets and security will be described in a separate security agreement for any such Instrument(s), and (iv) the absence of an Instrument describing specific and definitive terms of repayment for all or any portion of Financial Support shall not be construed as an agreement on the part of Secured Party to have such portion of Financial Support treated as an equity contribution.

          j.   As a material inducement to Secured Party having provided and continuing to provide Financial Support, Debtor agreed and hereby agrees to secure the repayment of any and all Financial Support (past, present or future) by granting a security interest in the Collateral (as defined below) to Secured Party.

     2.   Grant of Security Interest.  As security for Debtor's performance of each and all of its obligations under this Agreement, Debtor hereby grants and assigns to Secured Party a security interest in all of Debtor's right, title, and interest in and to the assets more particularly described on Schedule I attached hereto and incorporated herein by this reference (collectively, the "Collateral"). Debtor hereby consents to the filing of UCC Statements by the Secured Party to reflect the security interest.

     3.   Representations, Warranties, and Covenants.  Debtor represents, warrants, and covenants to Secured Party as follows:

          a.   Debtor owns the Collateral and has the requisite right, power, and authority to encumber, assign, and deliver the Collateral to Secured Party or its designated agent, as required by the terms and provisions of this Agreement, and such assignment and delivery will be free and clear of all prior claims, liens, security interests, charges, and encumbrances of any kind and nature, except those in favor of Secured Party.

          b.    No consent or approval (other than any which may be incidental to any filing with a filing officer to perfect the security interests in the Collateral) of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity of the rights created hereunder, or (ii) required prior to the assignment, transfer, and delivery of any of the Collateral to Secured Party (or any agent designated by Secured Party).

          c.   No material dispute, right to setoff, counterclaim, or defense exists with respect to all or any part of the Collateral.

          d.   This Agreement constitutes the legal, valid, and binding obligation of Debtor, enforceable against Debtor and the Collateral in accordance with its provisions (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency, or other similar laws affecting creditors' rights generally).

          e.   Debtor keeps and shall continue to keep all of his books and records concerning the Collateral and all of his other books and records at the address listed below, unless written notice to the contrary is given by the Debtor to Secured Party. All books, records, and documents relating to the Collateral are and will be genuine and in all respects what they purport to be.

          f.  Debtor agrees that it is obligated to fully repay any Financial Support received from Secured Party and that (i) Secured Party and Debtor's board of directors shall negotiate the terms of any Instrument, which shall be good faith, arms length negotiations that are not unreasonably delayed, (ii) in the case of the inability to reach agreed upon terms of any such Instruments Secured Party may make a demand for the repayment of all or any portion of Financial Support, for which there has not been an Instrument issued, to be amortized in equal installments, along with interest of 10%, over a period of not less than thirty-six months, (iii) any instrument(s) may be secured by the same assets described in this Agreement and such assets and security will be described in a separate security agreement for any such Instrument(s), and (iv) the absence of an Instrument evidencing specific and definitive terms of repayment for all or any portion of Financial Support shall not be construed as an agreement on the part of Secured Party to have such portion of Financial Support treated as an equity contribution.

     4.   Delivery and Perfection.  Debtor shall promptly execute and deliver to Secured Party a UCC-1 Financing Statement in the form and content of Schedule 2 attached hereto and incorporated herein by this reference, and such other UCC-1 Financing Statements describing the Collateral to be filed with the office of the Delaware Division of Corporations and with the appropriate office in such other states as Secured Party may deem necessary or advisable. In addition, Debtor shall execute such further documents and instruments, and do such further acts as Secured Party may reasonably request from time to time in order to protect and perfect its security interest in the Collateral.

     5.   Disposition of Collateral.  Debtor shall not, without Secured Party's prior written consent, exchange, sell, transfer, further encumber or dispose of the Collateral or any rights therein, whether by cancellation, reissuance, or otherwise; cause or permit any compromise, adjustment, amendment, modification, settlement, substitution, dissolution, or termination of or in connection with the Collateral; or allow anything to be done that might impair, or fail to do anything necessary or advisable to preserve, the value of the Collateral and Secured Party interest in the same.

     6.   Filing of Government Reports.  Debtor shall prepare and file all schedules, reports, returns, and/or other data required by local, state, or federal authorities with respect to taxes or other charges against the Collateral, and pay, when due, all taxes and claims arising in connection with the Collateral.

     7.   Records and Reports.  Debtor shall allow Secured Party and its officers, agents, attorneys, and accountants, to examine and copy any and all of the Debtor's books, records, or other documents relating to the Collateral at any time after reasonable notice during Debtor's business hours.

     8.   Default.  The following shall constitute a default by Debtor hereunder:

          a.   Any warranty, representation, or other statement made or furnished by Debtor hereunder is found to be untrue or false; or

          b.   The failure of Debtor to punctually perform and otherwise fulfill or comply with any of its covenants, duties, obligations, and responsibilities under this Agreement or under any other agreement, obligation, or undertaking between Debtor and Secured Party.

     9.   Rights, and Remedies.  Upon default by Debtor, Secured Party shall immediately notify Debtor in writing, which writing shall specify in detail the nature of such default, and shall state that Debtor has failed to cure such default within ten (10) days after written notice. On the occurrence of any default hereunder, Secured Party shall be entitled to all rights and remedies provided for under law. Such rights of Secured Party shall be cumulative, and the exercise of any right by Secured Party shall not affect or impair other rights which Secured Party may have under this Agreement or at law. In accordance with the foregoing, and without limitation, Secured Party shall be entitled to:

          a.   Take or keep possession of the Collateral and protect the same;

          b.   If Secured Party is not then in possession of the Collateral, to require Debtor or any other person in possession of the Collateral to assemble it and make it available to Secured Party at a reasonably convenient place, to be designated by Secured Party;

          c.   Retain the Collateral in full satisfaction of Debtor's obligations or dispose of the Collateral by public or private sale and apply the proceeds in total or partial satisfaction of Debtor's obligations to Secured Party and for Secured Party's costs (including, without limitation, reasonable attorneys' fees and costs) incurred in proceeding under this paragraph.

          d.   Declare any or all amounts owing to Secured Party under this Agreement, or otherwise to be immediately due and payable;

          e.   Reduce any claim against Debtor to judgment and enforce any such judgment against Debtor;

          f.   Take such steps as it may deem reasonably appropriate to foreclose upon or otherwise enforce the security interest(s) and lien of this Agreement to secure payment and performance of the Debtor's obligations under this Agreement; and

          g.   Exercise any and all other rights and remedies available at law or equity or otherwise to Secured Party under this Agreement.

     10.  Full Payment.  Upon payment in ftill by Debtor to Secured Party of all amounts due and payable under this Agreement Secured Party shall have no further right or interest in or to the Collateral.

     11.  Miscellaneous.

          a.   Entire Agreement.  This Agreement fully and completely expresses the entire agreement between the parties hereto with respect to the subject matter hereof There are no writings, conversations, representations, warranties, or agreements, which the parties intend to be a part hereof except as expressly set forth in this Agreement or to be set forth in the instruments or other documents delivered or to be delivered hereunder. This Agreement represents the entire agreement between the parties hereto and supersedes any and all previous written or oral agreements or discussions between the parties and any other person or legal entity concerning the transactions contemplated herein.

          b.   Remedies.  Each of the parties to this Agreement shall be entitled to specifically enforce its rights under this Agreement, recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that the assets and other matters that are the subject of this Agreement are unique and that money damages will not be an adequate remedy for any breach of certain of the provisions of this Agreement relating to the assets and other matters and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          c.   Amendments and Waivers.  No change in, amendment to, waiver, or termination of this Agreement, or any part hereof, shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

          d.   No Third Party Benefit.  The parties acknowledge and agree that the provisions of this Agreement are for the sole benefit of the parties hereto, and are not for the benefit, directly or indirectly, of any other person or entity.

          e.   Governing Law.  The validity of this Agreement and any of its terms or provisions, as well as the rights and duties of the parties hereunder, shall be interpreted and construed pursuant to and in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof.

          f.   Headings.  Paragraph headings have been inserted in this Agreement as a matter of convenience only; such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

          g.   Severability   If any one or more of the provisions of this Agreement are held to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired

          h.   Time of the Essence.  Time is hereby expressly made of the essence with respect to the performance and/or satisfaction of each of the provisions and conditions of this Agreement.

          i.   Gender and Number.  Wherever the context so requires, all words used in the singular shall be construed to include the plural, and vice versa, and words of any gender shall include any other gender.

          j.   Notices.  No notice, request, demand, instruction, or other documents to be given hereunder to any party shall be effective for any purpose unless personally delivered to the person at the appropriate address set forth below (in which event, such notice shall be deemed effective only upon such delivery) or when delivered by mail, sent by registered or certified mail, return receipt requested, as follows:

If to Debtor:

If to Secured Party:

7855 Ivanhoe Avenue, Ste. 322
La Jolla, California 92037

---------------------------------

Notice given by mail shall be deemed to have been given 48 hours after the deposit in any United States post office box in the state to which the notice is addressed, or 96 hours after deposit of same in any such post office box other than in the state to which the notice is addressed, postage prepaid, addressed as set forth above. Notice shall not be deemed given unless and until, under the preceding sentence, notice shall be deemed given to all addressees to whom notice must be sent. The addresses and addressees for the purpose of this paragraph may be changed by giving written notice of such change in the manner herein provided for giving notice.

          k.   Successors and Assigns.  Except as otherwise expressly provided, this Agreement, and each of its provisions, covenants, and conditions, shall apply to, bind, and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, transferees, successors-in-interest, and assigns.

          1.   Further Assurances.  Each party shall perform or cause to be performed any further acts and execute and deliver any documents that may be reasonably necessary or advisable to carry out the provisions of this Agreement.

          m.   Counterparts.  This Agreement may be executed in one or more counterparts, all of which together shall constitute one original document.

DEBTOR

NatureWell, Incorporated, a Delaware corporation

By: /S/ Donald Brucker
Donald Brucker, Senior Vice President

SECURED PARTY:

James R. Arabia

SCHEDULE 1

ASSETS

All of the following properties, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof:

All personal and fixture property of every kind and nature including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications, formulations and schematics.

The Debtor acknowledges and agrees that, in applying the law of any jurisdiction that at any time enacts all or substantially all of the uniform provisions of revised Article 9 of the Uniform Commercial Code approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9"), the foregoing collateral description covers all assets of the Debtor.

SCHEDULE 2

UCC-1 FINANCING STATEMENT

Exhibit B

Security Agreement for Senior Note dated October 5, 2002 in the amount of

$382,500 between NatureWell, Incorporated ("Debtor") and James R. Arabia

("Holder").

SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is made as of October 5, 2002 between NatureWell, Incorporated, a Delaware corporation ("Debtor"), and James R. Arabia, an individual ("Secured Party"), who agree as follows:

     1.   Recitals This Agreement is entered into in contemplation of the following facts and circumstances:

          a.   Debtor has executed and delivered to Secured Party that certain Senior Note made of even date herewith in the original principal amount of $382,500 and all accrued and unpaid interest and all amendments and addendums thereto (the "Senior Note").

          b.   Debtor has agreed to secure its performance under the Senior Note by giving Secured Party a security interest in the Collateral (as defined below).

     2.   GRANT OF SECURITY INTEREST.  As security for Debtor's performance of each and all of its obligations under the Senior Note, Debtor hereby grants and assigns to Secured Party a security interest in all of Debtor's right, title, and interest in and to the assets more particularly described on Schedule 1 attached hereto and incorporated herein by this reference (collectively, the "Collateral"). Debtor hereby consents to the filing of UCC Statements by the Secured Party to reflect the security interest.

          3.   REPRESENTATIONS, WARRANTIES, AND COVENANTS.  Debtor represents, warrants, and covenants to Secured Party as follows:

          a.   Debtor owns the Collateral and has the requisite right, power, and authority to encumber, assign, and deliver the Collateral to Secured Party or its designated agent, as required by the terms and provisions of this Agreement, and such assignment and delivery will be free and clear of all prior claims, liens, security interests, charges, and encumbrances of any kind and nature, except those in favor of Secured Party.

          b.   No consent or approval (other than any which may be incidental to any filing with a filing officer to perfect the security interests in the Collateral) of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity of the rights created hereunder, or (ii) required prior to the assignment, transfer, and delivery of any of the Collateral to Secured Party (or any agent designated by Secured Party).

          c.   No material dispute, right to setoff, counterclaim, or defense exists with respect to all or any part of the Collateral.

          d.   This Agreement constitutes the legal, valid, and binding obligation of Debtor, enforceable against Debtor and the Collateral in accordance with its provisions (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency, or other similar laws affecting creditors' rights generally).

          e.   Debtor keeps and shall continue to keep all of his books and records concerning the Collateral and all of his other books and records at the address listed below, unless written notice to the contrary is given by the Debtor to Secured Party. All books, records, and documents relating to the Collateral are and will be genuine and in all respects what they purport to be.

     4.   DELIVERY AND PERFECTION.  Concurrently with the execution of this Agreement, Debtor shall execute and deliver to Secured Party a UCC-l Financing Statement in the form and content of Schedule 2 attached hereto and incorporated herein by this reference, and such other UCC-l Financing Statements describing the Collateral to be filed with the office of the Delaware Division of Corporations and with the appropriate office in such other states as Secured Party may deem necessary or advisable. In addition, Debtor shall execute such further documents and instruments, and do such further acts as Secured Party may reasonably request from time to time in order to protect and perfect its security interest in the Collateral.

     5.   DISPOSITION OF COLLATERAL.  Debtor shall not, without Secured Party's prior written consent, exchange, sell, transfer, further encumber or dispose of the Collateral or any rights therein, whether by cancellation, reissuance, or otherwise; cause or permit any compromise, adjustment, amendment, modification, settlement, substitution, dissolution, or termination of or in connection with the Collateral; or allow anything to be done that might impair, or fail to do anything necessary or advisable to preserve, the value of the Collateral and Secured Party's interest in the same.

     6.   FILING OF GOVERNMENT REPORTS.  Debtor shall prepare and file all schedules, reports, returns, and/or other data required by local, state, or federal authorities with respect to taxes or other charges against the Collateral, and pay, when due, all taxes and claims arising in connection with the Collateral.

     7.   RECORDS AND REPORTS. Debtor shall allow Secured Party and its officers, agents, attorneys, and accountants, to examine and copy any and all of the Debtor's books, records, or other documents relating to the Collateral at any time after reasonable notice during Debtor's business hours.

     8.   DEFAULT.  The following shall constitute a default by Debtor hereunder:

          a.   The occurrence of any default under the Senior Note;

          b.   Any warranty, representation, or other statement made or furnished by Debtor hereunder is found to be untrue or false; or

          c.   The failure of Debtor to punctually perform and otherwise fulfill or comply with any of its covenants, duties, obligations, and responsibilities under this Agreement, the Senior Note, or under any other agreement, obligation, or undertaking between Debtor and Secured Party.

     9.   RIGHTS AND REMEDIES.  Upon default by Debtor, Secured Party shall immediately notify Debtor in writing, which writing shall specify in detail the nature of such default, and shall state that Debtor has failed to cure such default within ten (10) days after written notice. On the occurrence of any default hereunder, Secured Party shall be entitled to all rights and remedies provided for under law. Such rights of Secured Party shall be cumulative, and the exercise of any right by Secured Party shall not affect or impair other rights which Secured Party may have under this Agreement or at law. In accordance with the foregoing, and without limitation, Secured Party shall be entitled to:

          a.   Take or keep possession of the Collateral and protect the same;

          b.   If Secured Party is not then in possession of the Collateral, to require Debtor or any other person in possession of the Collateral to assemble it and make it available to Secured Party at a reasonably convenient place, to be designated by Secured Party;

          c.   Retain the Collateral in full satisfaction of Debtor's obligations or dispose of the Collateral by public or private sale and apply the proceeds in total or partial satisfaction of Debtor's obligations to Secured Party and for Secured Party's costs (including, without limitation, reasonable attorneys' fees and costs) incurred in proceeding under this paragraph.

          e.   Declare any or all amounts owing to Secured Party under the Senior Note, this Agreement, or otherwise to be immediately due and payable; Reduce any claim against Debtor to judgment and enforce any such judgment against Debtor;

          f.   Take such steps as it may deem reasonably appropriate to foreclose upon or otherwise enforce the security interest(s) and lien of this Agreement to secure payment and performance of the Debtor's obligations under the Senior Note and this Agreement; and

          g.   Exercise any and all other rights and remedies available at law or equity or otherwise to Secured Party under this Agreement.

     10.  FULL PAYMENT.  Upon payment in full by Debtor to Secured Party of all amounts due and payable under the Senior Note and this Agreement Secured Party shall have no further right or interest in or to the Collateral.

     11.  MISCELLANEOUS.

          a.   ENTIRE AGREEMENT.  This Agreement fully and completely expresses the entire agreement between the parties hereto with respect to the subject matter hereof. There are no writings, conversations, representations, warranties, or agreements, which the parties intend to be a part hereof except as expressly set forth in this Agreement or to be set forth in the instruments or other documents delivered or to be delivered hereunder. This Agreement represents the entire agreement between the parties hereto and supersedes any and all previous written or oral agreements or discussions between the parties and any other person or legal entity concerning the transactions contemplated herein.

          b.   REMEDIES.  Each of the parties to this Agreement shall be entitled to specifically enforce its rights under this Agreement, recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that the assets and other matters that are the subject of this Agreement are unique and that money damages will not be an adequate remedy for any breach of certain of the provisions of this Agreement relating to the assets and other matters and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          c.   AMENDMENTS AND WAIVERS.  No change in, amendment to, waiver, or termination of this Agreement, or any part hereof, shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

          d.   NO THIRD PARTY BENEFIT.  The parties acknowledge and agree that the provisions of this Agreement are for the sole benefit of the parties hereto, and are not for the benefit, directly or indirectly, of any other person or entity.

          e.   GOVERNING LAW.  The validity of this Agreement and any of its terms or provisions, as well as the rights and duties of the parties hereunder, shall be interpreted and construed pursuant to and in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof.

          f.   HEADINGS.  Paragraph headings have been inserted in this Agreement as a matter of convenience only; such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

          g.   SEVERABILITY.  If any one or more of the provisions of this Agreement are held to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

          h.   TIME OF THE ESSENCE.  Time is hereby expressly made of the essence with respect to the performance and/or satisfaction of each of the provisions and conditions of this Agreement.

          i.   GENDER AND NUMBER.  Wherever the context so requires, all words used in the singular shall be construed to include the plural, and vice versa, and words of any gender shall include any other gender.

          j.   NOTICES.  No notice, request, demand, instruction, or other documents to be given hereunder to any party shall be effective for any purpose unless personally delivered to the person at the appropriate address set forth below (in which event, such notice shall be deemed effective only upon such delivery) or when delivered by mail, sent by registered or certified mail, return receipt requested, as follows:
If to Debtor:	7855 Ivanhoe Avenue, Ste. 322 La Jolla, California 92037

If to Secured Party:	/Illegible/

Notice given by mail shall be deemed to have been given 48 hours after the deposit in any United States post office box in the state to which the notice is addressed, or 96 hours after deposit of same in any such post office box other than in the state to which the notice is addressed, postage prepaid, addressed as set forth above. Notice shall not be deemed given unless and until, under the preceding sentence, notice shall be deemed given to all addressees to whom notice must be sent. The addresses and addressees for the purpose of this paragraph may be changed by giving written notice of such change in the manner herein provided for giving notice.

          k.   SUCCESSORS AND ASSIGNS.  Except as otherwise expressly provided, this Agreement, and each of its provisions, covenants, and conditions, shall apply to, bind, and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, transferees, successors-in-interest, and assigns.

          l.   FURTHER ASSURANCES.  Each party shall perform or cause to be performed any further acts and execute and deliver any documents that may be reasonably necessary or advisable to carry out the provisions of this Agreement.

          m.   COUNTERPARTS.  This Agreement may be executed in one or more counterparts, all of which together shall constitute one original document.

DEBTOR:
NatureWell, Incorporated, a Delaware corporation
By: /S/ Donald Brucker Donald Brucker, Senior Vice President
SECURED PARTY:
/S/ James Arabia James R. Arabia

SCHEDULE 1

ASSETS

All of the following properties, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof:

All personal and fixture property of every kind and nature including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications, formulations and schematics.

The Debtor acknowledges and agrees that, in applying the law of any jurisdiction that at any time enacts all or substantially all of the uniform provisions of revised Article 9 of the Uniform Commercial Code approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9"), the foregoing collateral description covers all assets of the Debtor.

SCHEDULE 2

UCC-1 FINANCING STATEMENT